                                                                   EXHIBIT 10.19

                             OVERTURE SERVICES, INC.

                                 1998 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

         NAME:

         ADDRESS:

         You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

         Grant Number                        _________________________

         Date of Grant                       _________________________

         Price Per Share                     $0.0001

         Total Number of Shares Subject      _________________________
         to this Stock Purchase Right

         By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                     OVERTURE SERVICES, INC.

_____________________________                _________________________________
Signature                                    Todd Tappin

_____________________________                _________________________________
Print Name                                   Chief Financial Officer

                                   EXHIBIT A-1

                             OVERTURE SERVICES, INC.

                                 1998 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is a Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

         NOW THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

         2. Payment of Purchase Price. The purchase price for the Shares shall be paid in the form of cash or check in an amount equal to the original purchase price (rounded up to the nearest whole cent) by the Purchaser to the Company.

         3.       Repurchase Option.

                  (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including Death or Disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of ninety (90) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at a price (the "Repurchase Price") per share equal to the original purchase price per share. The Company may exercise its Repurchase Option as to any or all of the Unreleased Shares at any time following the Purchaser's termination; provided, however, that without requirement of further action on the part of either party hereto, the Company's Repurchase Option shall be deemed to have been automatically exercised as to all Unreleased Shares at 5:00 p.m. Pacific Time on the date that is 60 days following the date of the Purchaser's termination, unless the Company declines in writing to exercise its Repurchase Option with respect to all or part of the Unreleased Shares prior to such time; and provided, further, that notwithstanding the above, the Company's Repurchase Option shall not be deemed to have been automatically exercised, and shall instead be deemed to become temporarily unexercisable as of such time and date, in any case where such automatic exercise would result in a violation of applicable law by reason of the Company having insufficient assets to meet its obligations or otherwise, including, without limitation, a violation of any provision of Section 160 of the Delaware General Corporation Law. The Repurchase Option shall once again be deemed exercisable (or, as provided above, exercised) as soon as a violation of applicable law would not result from its exercise.

                  (b) If the Company decides not to exercise its Repurchase Option, it shall notify the Purchaser within 60 days of the Purchaser's termination. If the Company decides to exercise its Repurchase Option, within 90 days from the Purchaser's termination as a Service Provider, the Company shall deliver payment to the Purchaser, with a copy to the Escrow Holder (as defined in Section 6 hereof), by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price; provided, however, that the Company shall use good faith efforts to satisfy its payment obligation to the Purchaser within 15 days after the Company's notice of exercise of the Repurchase Option (or deemed exercise), and that if such check is not delivered within such 15-day period, the amount of the Company's unsatisfied payment obligation shall bear interest at a per annum rate equal to the WSJ Prime Rate (as defined below), but only to the extent that payment of such interest is enforceable under applicable law, until the Company has satisfied its payment obligation under this Section 3. As a result of any repurchase of the Unreleased Shares pursuant to this Section 3, (i) the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and shall have all rights and interest therein or related thereto,
(ii) the Company shall have the right to transfer to its own name the number of Unreleased Shares being repurchased by the Company, without further action by the Purchaser, and (iii) the Purchaser shall no longer be considered the owner of the Unreleased Shares repurchased for record or any other purposes. For the purposes of this Agreement, the "WSJ Prime Rate" is the highest "Prime Rate" as published daily in The Wall Street Journal under the heading "Money Rates." The WSJ Prime Rate in effect at any time will change each time and as of the date that a new WSJ Prime Rate is published. In the event the WSJ Prime Rate is discontinued, the Company shall substitute an index determined by the Company to be comparable, in its reasonable discretion.

                  (c) The Company in its sole discretion may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option to purchase all or a part of the Unreleased Shares.

                  (d) In the event that the Company's Repurchase Option is exercised, whether automatically in the manner provided for above or pursuant to written notice, then upon and following such exercise, the only remaining right of the Purchaser under this Agreement shall be the right to receive the Repurchase Price, and the Purchaser shall have no right whatsoever to receive the Unreleased Shares. In the event that the Company's Repurchase Option is terminated, whether by written notice from the Company to the Purchaser within 60 days following the termination of the Purchaser's service to the Company; or by reason of the automatic termination to avoid a violation of applicable law described above, then upon and following such termination, the only remaining right of the Purchaser under this Agreement shall be the right to receive the Unreleased Shares, and the Purchaser have no right whatsoever to receive the Repurchase Price.

         4.       Release of Shares From Repurchase Option.

                  (a) Subject to Purchaser continuing to be a Service Provider at such time, twenty percent (20%) of the Shares shall be released from the Company's Repurchase Option on the one-year anniversary of the Date of Grant, and five percent (5%) of the Shares shall be released from the Company's Repurchase Option at the end of each successive three-month period after the one-year anniversary of the Date of Grant, so that the Shares shall be released entirely at the end of five years after the Date of Grant. Notwithstanding the foregoing, in the event that the Purchaser ceases to be a member of the Board of Directors within 12 months after a Change of Control (as defined below), any Shares that have not been released from the Company's Repurchase Option shall be released.

                             For purposes hereof, "Change of Control" shall mean
the occurrence of any of the following events: (i) the consummation of a merger or consolidation of the Company or a subsidiary of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged into other voting securities of another entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation;
(ii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities.

                  (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

                  (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

         5.       Restriction on Transfer. Except for the escrow described in
Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way, other than by will or the laws of descent and distribution, until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement.

         6.       Escrow of Shares.

                  (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser and the Company shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates, if any, representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires.

                  (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

                  (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

                  (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request by the Company or the Purchaser, as the case may be, the Escrow Holder shall promptly request a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

                  (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

         7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

         8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

         9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-4 hereto.

                  THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         10.      General Provisions.

                  (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                  (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing in accordance with this Section.

                             Any notice to the Escrow Holder shall be sent to
the Company's address with a copy to the other party hereto.

                  (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

                  (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                  (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR ANY RIGHT OF THE COMPANY TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:  __________________________

PURCHASER:                                  OVERTURE SERVICES, INC.

___________________________________         ___________________________________
Signature                                   Todd Tappin
___________________________________         ___________________________________
Print Name                                  Chief Financial Officer

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED I, _______________________________, hereby sell, assign and transfer unto Overture Services, Inc. ________________ shares of the Common Stock of Overture Services, Inc., standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ___________________to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between Overture Services, Inc. and the undersigned dated ______________, _____.

Dated: _______________, _____

Signature:______________________________

Print:__________________________________

         INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS

                                                         _________________,_____

Corporate Secretary
Overture Services, Inc.
74 North Pasadena Avenue, Third Floor
Pasadena, California 91103

Dear __________:

         As Escrow Agent for both Overture Services, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, if any, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                  COMPANY:           Overture Services, Inc.
                                     74 North Pasadena Avenue, Third Floor
                                     Pasadena, California 91103

                  PURCHASER:         _____________________________________
                                     _____________________________________
                                     _____________________________________

                  ESCROW AGENT:      Corporate Secretary
                                     Overture Services, Inc.
                                     74 North Pasadena Avenue, Third Floor
                                     Pasadena, California 91103

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                            Very truly yours,

                                            OVERTURE SERVICES, INC.

                                            _______________________________
                                            Todd Tappin

                                            _______________________________
                                            Chief Financial Officer

                                            PURCHASER:

                                            _______________________________
                                            Signature

                                            _______________________________
                                            Print Name

ESCROW AGENT:

_____________________________________
Todd Tappin, Corporate Secretary

                                   EXHIBIT A-4

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:                      TAXPAYER:            SPOUSE:

         ADDRESS:

         IDENTIFICATION NO.:        TAXPAYER:            SPOUSE:

         TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows:_______ shares (the "Shares") of the Common Stock of Overture Services, Inc. (the "Company").

3.       The date on which the property was transferred is:____________, ____.

4.       The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

6.       The amount (if any) paid for such property is:  $___________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _________________, ____              ___________________________________
                                            Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _________________, ____              ___________________________________
                                            Spouse of Taxpayer